SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2010

CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA	16901
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code	(570) 724-3411

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On July 28, 2010, Citizens & Northern Corporation issued a press release announcing that it has received final regulatory approval to repurchase all the preferred stock sold to the U.S. Department of the Treasury.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  Also, on July 28, 2010, Citizens & Northern Corporation issued a letter to shareholders from Charles H. Updegraff, Jr., President and Chief Executive Officer.  A copy of the letter to shareholders is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1:  Press Release issued by Citizens & Northern Corporation dated July 28, 2010, titled “Citizens & Northern Announces Treasury Approval to Repay TARP Funds.”

Exhibit 99.2:  Letter to shareholders dated July 28, 2010 from Charles H. Updegraff, Jr., Citizens & Northern Corporation’s President and Chief Executive Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Date: 7/28/10	By:	/s/ Mark A. Hughes.
Name
Treasurer and Chief Financial Officer